Exhibit 32.2

PHARMACOPEIA DRUG DISCOVERY, INC.

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Pharmacopeia Drug Discovery, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michio Soga, Chief Financial Officer (Principal Financial Officer) of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Michio Soga
Michio Soga
Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)

August 5, 2005